SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

[ X ]    Filed by the Registrant
[   ]    Filed by a Party other than the Registrant

Check the appropriate box:
   [ ]  Preliminary Proxy Statement
   [ ] Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2)
   [X]  Definitive Proxy Statement
   [ ]  Definitive Additional Materials
   [ ]  Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                          BASIC NATURAL RESOURCES, INC.
                (Name of Registrant as Specified in its Charter)


    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     [ ]  $125  per  Exchange  Act  Rules  0-11(c)(1)(ii),   14a-6(i)(1),  or
          14a-6(j)(2) or Item 22(a)(2) of Schedule 14A

     [ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

     [    ] Fee computed on table below per Exchange Act Rules  14a-6(i)(4)  and
          0-11.

          1)   Title of each class of securities to which transaction applies:
          2)   Aggregate number of securities to which transaction applies;
          3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined);
          4)   Proposed maximum aggregate value of transaction:
          5)   Total fee paid:

     [  ] Fee Paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0- 11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, of the Form or Schedule and the date of its filing.

                  1)       Amount Previously Paid:
                  2)       Form, Schedule, or Registration Statement No.:
                  3)       Filing Party:
                  4)       Date Filed:

                          BASIC NATURAL RESOURCES, INC.
                           2540 South Shore Boulevard
                                    Suite 210
                            League City, Texas 77573
                            Telephone: (281) 334-0708
                            Facsimile: (281) 535-0410


December 30, 1996


Dear Shareholder:

     You are cordially invited to attend the Annual Meeting (the "Meeting") of Shareholders of Basic Natural Resources, Inc. (the "Company") to be held on January 10, 1997. The Meeting will begin at 10:00 a.m., Houston Time, at the principal executive offices of the Company, 2540 South Shore Drive, Suite 210, League City, Texas 77573.

     At the Meeting you will be asked to elect a Board of Directors for the ensuing year, and to approve amendments to the Company's Amended and Restated Articles of Incorporation to (i) effect a one-for sixty reverse split of all issued and outstanding shares of Common Stock; (ii) change the par value from $.00005 to $.003, and (iii) reduce the number of authorized shares of Common Stock from Five Hundred Thirty Six Million to Twenty Five Million.

     During the Meeting a report will be given on the operations of the Company. Directors and executive officers of the Company will be present to respond to any questions that shareholders may have.

     Please fill out, sign, date and return the enclosed Proxy Card promptly. If you attend the Meeting and wish to vote your shares personally, you may revoke your proxy at that time. Your interest is very much appreciated.


                        Sincerely yours,

                        BASIC NATURAL RESOURCES, INC.


                        Alan W. Harvey, Chairman, President and
                                        Chief Executive Officer

                          BASIC NATURAL RESOURCES, INC.
                           2540 South Shore Boulevard
                                    Suite 210
                            League City, Texas 77573
                            Telephone: (281) 334-0708
                            Facsimile: (281) 535-0410

                            NOTICE OF ANNUAL MEETING

To the Shareholders of BASIC NATURAL RESOURCES, INC.:

     Notice is hereby given that the Annual Meeting (the "Meeting") of Shareholders of Basic Natural Resources, Inc. (The "Company") will be held on the 10th day of January, 1997, at the principal executive offices of the Company, 2540 South Shore Boulevard, Suite 210, League City, Texas 77573, at 10:00 a.m. Central Standard Time, for the purposes of:

     (1)  electing a board of directors for the ensuing year;

     (2) considering and acting upon a proposal for amendments to the Amended and Restated Articles of Incorporation which would (i) effect a one-for sixty reverse split of all issued and outstanding shares of Common Stock; (ii) change the par value of the Common Stock from $.00005 to $.003, and (iii) reduce the number of authorized shares of Common Stock from Five Hundred Thirty Six Million to Twenty Five Million.

     (3) ratification of the appointment of Smith & Company, the Company's Independent Auditors, for the ensuing year; and

          transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

     The holders of record of Common Stock at the close of business on December 24, 1996, will be entitled to vote at the Meeting and at any adjournments thereof. Proxy soliciting material is first being mailed or given to shareholders on or before December 30, 1996.

                                     By Order of the Board of Directors,

Dated: December 30, 1996             Alan W. Harvey, President


IMPORTANT: Your presence at the Meeting is desired, but if you cannot be present in person, please fill out, sign, date and return the enclosed form of proxy in the envelope provided. Due to the number of shareholders, your cooperation in returning your proxy promptly is essential and will be very much appreciated.

YOUR VOTE IS IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. TO VOTE YOUR SHARES, PLEASE MARK, SIGN AND DATE THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED RETURN ENVELOPE.

                          BASIC NATURAL RESOURCES, INC.
                           2540 South Shore Boulevard
                                    Suite 210
                            League City, Texas 77573
                            Telephone: (281) 334-0708
                            Facsimile: (281) 535-0410

                         ANNUAL MEETING OF SHAREHOLDERS
                         To Be Held on January 10, 1997

                                 PROXY STATEMENT


     This Proxy Statement and accompanying Proxy are being furnished in connection with the solicitation by the Board of Directors of Basic Natural Resources, Inc. ("Basic" or the "Company") of proxies to be voted at the Annual Meeting of Shareholders of the Company to be held on Friday, January 10, 1997 at 10:00 a.m. at the principal executive offices of the Company, 2540 South Shore Boulevard, Suite 210, League City, Texas 77573, and at any adjournment or postponement thereof (the "Annual Meeting"), for the purposes set forth in this Proxy Statement and the accompanying Notice of Annual Meeting. This Proxy Statement and accompanying Proxy are being mailed to shareholders on or about December 31, 1996, to shareholders of record on December 24, 1996.

     SHAREHOLDERS ARE URGED, WHETHER OR NOT THEY EXPECT TO ATTEND THE ANNUAL MEETING, TO COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED ENVELOPE. Your executed Proxy may be revoked at any time before it is exercised by filing with the Secretary of the Company, at the Company's principal executive offices, a written notice of revocation or a duly executed Proxy bearing a later date. The execution of the enclosed Proxy will not affect your right to vote in person, should you find it convenient to attend the Meeting and desire to vote in person. Attendance at the Annual Meeting will not in and of itself constitute the revocation of a Proxy.

     The purpose of the Annual Meeting is to elect three (3) directors to serve one-year terms until the next Annual Meeting which will be held in December 1997, and until their respective successors shall be elected and qualified; considering and acting upon a proposal for amendments to the Amended and Restated Articles of Incorporation which would (i) effect a one-for sixty reverse split (the "Reverse Split") of all issued and outstanding shares of Common Stock; (ii) change the par value of the Common Stock from $.00005 to $.003, and (iii) reduce the number of authorized shares of Common Stock from Five Hundred Thirty Six Million to Twenty Five Million.

     The Company intends to solicit proxies principally by the use of the mails and will bear all expenses in connection with such solicitations. In addition, some of the directors, officers and regular employees of the Company may, without extra compensation, solicit proxies by telephone, telegraph and personal interview. Arrangements have been made with banks, brokerage houses and other custodians and nominees to forward copies of the Proxy Statement and the Company's Annual Report for the fiscal year ended June 30, 1996, to persons for whom they hold stock of the Company and to request authority for the execution of proxies. The Company will reimburse the foregoing persons for their reasonable expenses, upon request.

                                VOTING SECURITIES

     On December 24, 1996, the Record Date for the determination of shareholders entitled "to notice of and to vote at the Annual Meeting, 81,185,744 shares of the Company's Common Stock ("Common Stock") were outstanding. Shareholders are entitled to one vote per share on all matters to be considered at the Meeting. In accordance with Article IV of the Company's Articles of Incorporation, shareholders are not entitled to cumulative voting.

     In accordance with the Company's Articles of Incorporation, one-third of the shares entitled to vote, represented in person or by proxy, shall constitute a quorum at a meeting of shareholders. When with respect to any action to be taken by shareholders of the corporation Colorado General Corporation Law requires the vote or concurrence of the holders of two-thirds of the outstanding shares, of the shares entitled to vote thereon. Except as otherwise specified by law, if a quorum is present, the affirmative vote of a majority of the shares represented in person or by proxy at the meeting and entitled to vote on the subject matter shall be the act of the shareholders. Shareholders are not entitled to cumulative voting, in accordance Article Fourth of the Company's Articles of Incorporation. If a quorum is present, directors are elected by a plurality of the votes cast by the shares entitled to vote. Votes will be counted as being represented at the Meeting for quorum purposes but will not have an effect on the vote.

     The shareholders shall also vote on the proposals presented by the Company to approve and ratify the selection of Independent Auditors, and to consider and act upon one proposal. As to any other business which may properly come before the Annual Meeting, the proxy holders will vote in accordance with their best judgment. Management of the Company does not presently know of any other such business.

     The shares represented by an executed proxy (i) will be voted for the election of directors, or withheld if so specified, and (ii) will be voted for or against the proposed amendments to the Articles of Incorporation, or will abstain with respect thereto, all in accordance with the specifications made in said proxy, and to approve and ratify the selection of Independent Auditors. If no specification is made in said proxy, the proxy will be voted "FOR" the nominees listed herein, and "FOR" the proposed amendments to the Amended and Restated Articles of Incorporation, and "FOR" the selection and ratification of Smith & Company, Independent Auditors.

                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information regarding the beneficial ownership of the Company's Common Stock as of December 24, 1996 by each person or entity known to the Company to own beneficially 5% or more of the outstanding shares of Common Stock, and the beneficial ownership of the Company's Common Stock by the Company's Chief Executive Officer, and all directors and executive officers as a group. No director or executive officer personally owns any of the Company's Voting Preferred Stock.


                                                                  Amount and                        Percent of Total
                           Name and Address of                     Nature of         Percent of       Outstanding
Title of Class             Beneficial Owner                   Beneficial Interest       Class       Voting Securities
-------------------------  ---------------------------------  -------------------   ------------- -------------------
$.00005 par value          Alan W. Harvey                         73,050,000             13.6 %           89.9 %
Common Stock               2540 South Shore Drive
                           Suite 210
                           League City, Texas 77573
All executive officers                                            73,050,000              13.6%            89.9 %
as a group (1)


(1) Unless otherwise indicated in the footnotes below, each person has sole voting and dispositive power over the shares indicated.


                                   PROPOSAL 1
                              ELECTION OF DIRECTORS

     The Board of Directors proposes the election of three directors, each to hold office for a term of one year until the 1997 Annual Meeting and until their respective successors are elected and qualified. All of the nominees were elected to serve as directors effective as of December 15, 1996. If any person other than the nominees proposed by management is nominated for election as a director, the persons named in the accompanying Proxy, unless otherwise directed, may, in their discretion vote so as to elect the maximum number of management nominees. All of the nominees have consented to serve if elected. Although it is not anticipated that any of the nominees will decline or be unable to serve, if that should occur, the proxy holders may, in their discretion, vote for substitute nominees.

     The following table sets forth the name, principal occupation, age and the year in which the individual first became a director for each nominee, and all persons nominated or chosen to become directors, together with all positions and offices with the Company held by each such person and term or period during which each nominee has served, for election as a director at the Annual Meeting of Shareholders to be held on January 10, 1997.


Name and Principal                                                                     Served as a
Occupation                                                       Age                   Director Since
----------                                                       ---                   --------------
Alan W. Harvey, Chairman of the Board,                           37                    December 1996
President and Chief Executive Officer (1)
Edward S. Fleming, Vice President,                               41                    December 1996
Chief Financial Officer and Director (2)
Mark F. Walz, Director (3)                                       39                    December 1996


(1) Mr. Harvey was elected to serve as Chairman of the Board, President and Chief Executive Officer effective as of December 23, 1996. Prior to joining the Company, Mr. Harvey held the position of Vice President - Development of Synaptix, a company that provides management consulting services with an emphasis in the marketing and development of Oracle Financials and Oracle EIS solutions through large system integrators to non-Fortune 1000 companies. From 1992 to 1993, Mr. Harvey held the position of Oil & Gas Practice Director at Oracle Corporation, and was responsible for comprehensive consulting and vertical software integration services, as well as the creation and development of Oracle's Environmental Information System. From 1991 to 1992, Mr. Harvey served as Director of MIS at Exlog Inc., a subsidiary of Baker Hughes, and was responsible for the implementation of an MIS strategic plan to implement Oracle Financials worldwide.

(2) Mr. Fleming was elected to serve as Vice President and Chief Financial Officer effective as of December 23, 1996. From 1993 to the present, Mr. Fleming has held the position of Geologic Science Advisor to the Astronaut Office, Johnson Space Center, and was primarily responsible for the planning, coordination and evaluation of military and civilian manned space observations of the Earth, including the management of all Army personnel assigned to the Space Center. He has an extensive background in systems administration of the SUN and UNIX programs, as well as experience in a wide variety of sophisticated remote sensing software packages. Prior to 1993, Mr. Fleming held a succession of various leadership positions of National and military prominence while serving as an officer in the United States Army for more than 20 years.

(3) Mr. Walz was elected to serve as a member of the Board of Directors effective as of December 23, 1996. Mr. Walz has held the position of Vice President - Finance and Accounting for Inliner Americas, Inc., a leading company engaged in the development, application and international licensing of proprietary trenchless pipeline rehabilitation processes, since September 1995. Prior to that time, Mr. Walz held the position of Controller for the period November 1994 through September 1995. Mr. Walz held various management positions with CRSS, Inc., prior to joining Inliner Americas, Inc., most recently as Controller of CRSS Architects, Inc., and as Assistant Director of Internal Audit. He has also held various management positions with Arthur Anderson and Ernst & Young for a combined period of more than nine years. Mr. Walz is a Certified Public Accountant.

     The Board of Directors recommends a vote "FOR" the election of the nominees listed above for election as directors.

Meetings of the Board of Directors

     Standing Committees. The Company does not have any Standing Committees, which would consist of an audit, compensation or nominating committee. No director serves as a member of the Board of Directors of any other company with a class of securities registered under the Securities Act of 1934, as amended, or which is registered as an investment company under the Investment Company Act of 1940.

     Attendance at Board Meetings. During the last fiscal year, the Board of Directors of the Company held three (3) special meetings. The Board of Directors consisted of one sole director during the last fiscal year.

Compensation of Directors

     During the last fiscal year, the sole director did not receive any compensation for services rendered in such capacity as a director of the Company.

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

     The executive officers of Basic Natural Resources, Inc., together with the years in which such Officers were named to their present office, are as follows:

                                            Positions held with                        Year Named to
Name                       Age              the Company                                Present Position

Alan W. Harvey             37               Chairman, President,                        December 1996
                                            Chief Executive Officer

Edward S. Fleming          41               Vice President and                          December 1996
                                            Chief Financial Officer

Christine N. Cronau        33               Secretary (1)                               December 1996

Samuel M. Skipper          37               Chairman, President and                     August 1995 to
                                            Chief Executive Officer,                    December 1996
                                            Director (2)

Kenneth O'Neal             49               Chairman, President and                     March 1995 to
                                             Chief Executive Officer (3)                August 1995

Don Larrick                47               Secretary (4)                               March 1995 to
                                                                                        August 1995

Robert Patterson           60               Principal Financial Officer (5)             March 1995 to
                                                                                        August 1995


(1) Ms. Christine N. Cronau was appointed to serve as Secretary of the Company effective as of December 15, 1996. During the past five years, Ms. Cronau has held various management positions with Lockheed-Martin Services, Inc. in Houston, Texas, and most recently held the position of Senior Engineer/Biomedical Engineer. Prior to that time, Ms. Cronau held the position of Research Assistant at Baylor College of Medicine.

(2) Mr. Skipper served as Chairman of the Board, President and Chief Executive Officer for the period August 1995 through December 23, 1996.

(3) Mr. O'Neal served as Chairman of the Board, President and Chief Executive Officer for the period March 1995 through August 1995.

(4) Mr. Larrick served as Secretary of the Company for the period March 1995 through August 1995.

(5) Mr. Patterson served as Principal Financial Officer for the period March 1995 through August 1995.

                           SUMMARY COMPENSATION TABLE

Executive Compensation

     The following table sets forth information concerning compensation for services in all capacities awarded to, earned by, or paid to, the Company's Chief Executive Officer during the fiscal year ended June 30, 1996 and for the period through December 23, 1996. The Company did not compensate any other of its executive officers, on an annual basis, in excess of $60,000.


                              Annual Compensation

Name and Principal                                                              Other Annual              All other
Position                          Year         Salary           Bonus           Compensation             Compensation
                                                 ($)             ($)                 ($)                     ($)
Samuel M. Skipper,              1996           43,348             -                   -                       -
Chief Executive                 1995              -               -                   -                       -
Officer and President

     Messrs. Kenneth O'Neal, Don Larrick and Robert Patterson did not receive compensation for services rendered to the corporation in their respective capacities during the period March 1995 through August 1995.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Certain Business Relationships.

     There are no employees other than the executive officers disclosed above who make, or are expected to make, significant contributions to the business of the Registrant, the disclosure of which would be material.

Indebtedness of Management.

     During the Company's last fiscal year, no executive officer, director, any member of the immediate family or any of those persons, any corporation or organization for which any of those persons serve as an executive officer or partner or which they own directly or indirectly 10% or more of its equity securities, or any trust or other estate in which any of the Company's executive officers or directors have a substantial beneficial interest or for which they serve as a trustee or in a similar capacity, has owed the Company at any time since the beginning of its last fiscal more than $60,000.

Transactions with Management and Others

     During the last fiscal year ended June 30, 1996, the Company has not been involved in any related party transactions with any director or executive officers of the Company, or entities controlled or affiliated with such individuals.

Termination and Change In Control Arrangements.

     The Company has no compensatory plan or arrangement with respect to its Executive Officers that would result from the resignation, retirement or termination of any Executive Officer's employment with the Company, from a change in control of the Company, or from a change in an Executive Officer's responsibilities following a change in control of the Company.

Identification of Certain Significant Employees.

     There are no employees who have made or are expected to make, significant contributions to the business of the Company, the disclosure of which would be material.

                                   PROPOSAL 2
                                RECAPITALIZATION
GENERAL

     The Board of Directors of the Company has adopted resolutions approving and recommending to the shareholders of the Company for their approval amendments to the Articles of Incorporation of the Company (the "Articles"), as set forth in Exhibit A hereto (the "Amendments"), which would (i) effect a one-for sixty reverse split of all issued and outstanding shares of Common Stock; (ii) change the par value of the Common Stock from $.00005 to $.003, and (iii) reduce the number of authorized shares of Common Stock from Five Hundred Thirty Six Million to Twenty Five Million (the "Authorized Share Reduction" and together with the Reverse Split, the "Recapitalization".)

     If the Recapitalization is approved by the requisite vote of the Company's shareholders, it will become effective at the time (the "Effective Time") of the filing of the Amendment with the Colorado Corporation Commission (the "CCC").

     At and after the Effective Time, each share of the Common Stock, $.00005 par value issued and outstanding immediately prior to the Effective Time will be reclassified and change into one- sixtieth (1/60) of one (1) share of the Common Stock, $.003 par value (shares of Common Stock issued and outstanding prior to the Effective Time being hereinafter called "Old Shares" and shares of Common Stock issued and outstanding at and after the effective Time being hereinafter called "New Shares"); provided, however, that, with respect to each holder of Old Shares such reclassification will be effected on the basis of the total number of Old Shares held by such shareholder and, if such reclassification would result in any holder of Old Shares becoming the holder of a fractional share interest in a New Share, the number of New shares into which such holder's Old Shares are reclassified will be rounded upward to the nearest whole share. For example, the holder of 60 Old Shares prior to the Effective Time would be holder of one (1) New Share at the Effective Time. The holder of 61 Old Shares prior to the Effective Time would be a holder of two (2) New Shares at the Effective Time.

     Each holder of certificates representing Old Shares will be entitled, upon surrender of such certificates to the Company or any transfer or exchange agent for cancellation, to receive a new certificate or certificates representing the number of fully paid and nonassessable New Shares into which such Old Shares have been reclassified and changed. Until so presented and surrendered, certificates for Old Shares will be deemed for all purposes to evidence the ownership of a number of New Shares into which such Old Shares have been reclassified.

     After the Effective Time, shareholders will be asked to surrender all certificates representing Old Shares in accordance with the procedures set forth in a letter of transmittal to be sent by the Company. Upon such surrender, certificates representing the appropriate number of New Shares will not be issued to a shareholder until such shareholder has surrendered his certificates together with the properly completed and executed letter of transmittal to the Company. Shareholders should not submit their certificates until requested to do so.

     In addition to the reclassification of the Common Stock resulting from the Reverse Split, the Authorized Share Reduction will be effected at the Effective Time. At and after the Effective Time, the number of authorized shares of Common Stock will be reduced from Five Hundred Thirty-Six Million, $.00005 par value per share to Twenty Five Million, $.003 par value per share.

     Each  shareholders'  percentage  ownership  interest  in  the  Company  and proportional voting power will remain substantially unchanged after the Effective Time, except for minor differences resulting from adjustments for fractional interests. The rights and privileges of the shareholders will be substantially unaffected by the Recapitalization.

REASONS FOR THE RECAPITALIZATION

         Reverse Split

     The Board believes that the Reverse Split should increase the marketability and liquidity of the Common Stock. The Common Stock is listed for trading on the OTC Bulletin Board under the symbol "BNRSU". On the record date, the reported closing date, the Common Stock was not reported on the OTC Bulletin Board. The Board believes that a decrease in the number of shares of Common Stock outstanding without any material alteration of the proportionate economic interest in the Company represented by individual shareholders may increase the trading price of such shares to a price more appropriate for an exchange-listed security. However, no assurance can be given that the market price of the Common Stock will rise in proportion to the reduction in the number of outstanding shares resulting from the Reverse Split.

     The Board further believes that the current per share price of the Common Stock may limit the effective marketability of the Common Stock because of the reluctance of many brokerage firms and institutional investors to deal in or follow lower-priced stock. Certain policies and practices of the securities industry may tend to discourage individual brokers within those firms from dealing in lower priced stock. Some of those policies and practices involve time-consuming procedures that make the handing of lower-priced stock economically unattractive. The brokerage commission on a sale of lower-priced stock may also represent a higher percentage of the sale price than the brokerage commission on a higher-priced issue. Any reduction in brokerage commissions resulting from the Reverse Split may be offset, however, in whole or in part, by increased brokerage commissions required to be paid by shareholders selling "odd lots" created by the Reverse Split.

     The text of Article SECOND of the Articles, as proposed to be amended to effect the Reverse Split, is set forth in Part 1 of Exhibit A to this Proxy Statement.

         Authorized Share Reduction

     As part of the Recapitalization, the Board of Directors has approved an amendment to Article SECOND of the Articles to decrease the number of shares of Common Stock which the Company is authorized to issue from Five Hundred Thirty-Six Million to Twenty Five Million, so that the number of shares of authorized Common Stock will be significantly reduced while providing for additional flexibility to issue shares of Common Stock in the future. At the Effective Time the number of issued and outstanding shares of Common Stock will be reduced from approximately 81,185,744 to approximately 1,353,097. The Board concluded, however, that the reduction in the number of authorized shares of Common Stock resulting from the Authorized Share Reduction should not be disproportionate to the reduction in the number of shares of Common Stock outstanding as a result of the Reverse Split. The Board of Directors believes that the increased ratio of authorized shares to issued and outstanding shares resulting from the Recapitalization will provide additional flexibility for the Company to issue additional shares of Common Stock, as the need may arise, in the raising of additional capital for working capital, acquisitions and other corporate purposes.

     The Board of Directors considers it to be in the best interests of the Company to have, after the Effective Time, shares of Common Stock of the Company authorized and available for issuance without further action by the shareholders, unless such shareholder action is required by applicable law or the rules of any national securities exchange on which the Company's securities may be listed.

     If the Authorized Share Reduction is approved, shareholders will have no preemptive rights with respect to the additional shares of Common Stock. Such shares will be issued on such terms, at such time and on such conditions as the Board of Directors may determine without further action by the shareholders. The Board of Directors has neither entered into any negotiations, agreements, or understandings, nor made any other determinations, with respect to the issuance of any shares of such Common Stock.

     The text of Article SECOND of the Articles, as proposed to be amended to effect the Authorized Share Reduction, is set forth in Part II of Exhibit A to this Proxy Statement.

NO DISSENTERS RIGHTS

     Shareholders have no right under Colorado law or under the Articles or Bylaws to dissent from the Recapitalization or to dissent from the rounding up of any fractional interest in New Shares to the nearest whole New Share as a result of the Reverse Split.

CHANGES AFFECTING CAPITAL

     The Common Stock will have a $.003 par value following the Recapitalization. After the Effective Time, the number of outstanding shares of Common Stock will be reduced from approximately 81,185,744 (assuming that no additional shares of Common Stock are issued after the record date and prior to the Effective Time) and the number of authorized shares of Common Stock will be reduced from Five Hundred Thirty Six Million to Twenty Five Million. .

     The Common Stock is currently registered under Section 12(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and, as a result, the Company is subject to the periodic reporting and other requirements of the Exchange Act. The Recapitalization will not affect the registration of the Common Stock under the Exchange Act. After the Effective Time, trades of New Shares will continue to be reported on the OTC Bulletin Board under the symbol "BNRSU". The Company may elect to change the symbol.

FEDERAL INCOME TAX CONSEQUENCES OF THE RECAPITALIZATION

     The following description of Federal income tax consequences is based upon the Code, the applicable Treasury Regulations promulgated thereunder, judicial authority and current administrative rulings and practices as in effect on the date of this Proxy Statement. This discussion is for general information only and does not discuss consequences which may apply to special classes of taxpayers (e.g., non-resident aliens, broker-dealers or insurance companies). Shareholders are urged to consult their own tax advisors to determine the particular consequences to them of the Recapitalization.

     The Company believes that because the Reverse Split is not part of a plan to periodically increase a shareholder's proportionate interest in the assets or earnings and profits of the Company, the Reverse Split will have the following federal income tax effects:

1. A shareholder will not recognize gain or loss upon the reclassification of the Common Stock. In the aggregate, a shareholders' basis in the New Shares will equal such shareholder's basis in the Old Shares.

2. A shareholder's holding period for the New Shares will be the same as the holding period of the Old Shares.

3.   The Reverse Split will  constitute a  reorganization  within the meaning of
     Section 368(a)(1)(E) of the Code and the Company will not recognize any gain or loss as a result of the Reverse Split.

MISCELLANEOUS

     The Board of Directors may abandon the proposed Recapitalization at any time before or after the Meeting and prior to the Effective Time if for any reason the Board of Directors deems it advisable to abandon the proposal. The Board of Directors may consider abandoning the proposed Recapitalization if it determines, in its sole discretion, that the Recapitalization will adversely affect the ability of the Company to raise capital or the liquidity of the Common Stock, among other things. In addition, the Board of Directors may make any and all changes to the Amendments that it deems necessary in order to file the Amendments with the CCC and give effect to the Recapitalization.

         Vote Required

     Approval of Proposal No. 1 requires the affirmative vote of the holders of a majority of the shares of the Company's Common Stock present at the Annual Meeting, in person or by proxy, voting as a single class.

     THE  BOARD  OF   DIRECTORS   RECOMMENDS   APPROVAL   AND  ADOPTION  OF  THE
RECAPITALIZATION PROPOSAL AND URGES EACH SHAREHOLDER TO VOTE "FOR" THE ADOPTION OF THIS PROPOSAL.

                         RATIFICATION AND APPOINTMENT OF
                              INDEPENDENT AUDITORS

     The Board of Directors has reappointed the firm of Smith & Company, independent public accountants, as the Company's auditors for the fiscal year ending June 30, 1997, subject to the approval of and ratification by the shareholders. Smith & Company has served as the Company's auditors for a period of three years, including the fiscal year most recently completed. The Company does not expect any representatives of Smith & Company to attend the annual meeting.

     The  Board  of   Directors   recommends  a  vote  "For"  the  approval  and
ratification of the reappointment of Smith & Company.

         Vote Required

     Approval of the ratification of the appointment of Smith & Company as the independent auditors of the Company requires the affirmative vote of the holders of a majority of the shares of the Company's Common Stock present at the Meeting, in person or by proxy, voting as a single class.

                              SECTION 16 COMPLIANCE

     The Company does not know of any director or executive officer who failed to file on a timely basis, any reports required by Section 16(a) of the Securities Exchange Act of 1934, as amended.

                    SHAREHOLDER PROPOSALS FOR ANNUAL MEETING

     From time to time the shareholders of the Company submit proposals which they believe should be voted upon by the shareholders. The Securities and Exchange Commission has adopted regulations which govern the inclusion of such proposals in the Company's annual proxy materials. All such proposals must be submitted to the Corporate Secretary not later than July 15, 1997, in order to be considered for inclusion in the proxy materials for the Company's Annual Meeting of Shareholders to be held in December 1997.

                                 OTHER BUSINESS

     The Company does not intend to present any other business for action at the Annual Meeting and does not know of any other business intended to be presented by others. Should any other matters come before the meeting, the Proxies will be voted by the persons authorized therein, or their substitutes, in accordance with their best judgment on such matters.

                           ANNUAL REPORT ON FORM 10-K

     The Company's Annual Report on Form 10-K for the fiscal year ended June 30, 1996, as filed with the Securities and Exchange Commission, is being mailed concurrently with the mailing of this Proxy Statement to shareholders of record on December 24, 1996. The cost of furnishing such Annual Report on Form 10-K and of making this proxy solicitation will be borne by the Company. Copies of exhibits to the Annual Report on Form 10-K are available, but a reasonable handling fee will be charged to the requesting shareholder. Each written request must set forth a good faith representation that, as of the record date, the person making the request is a beneficial owner of the Company's Common Stock and entitled to vote at the Annual Meeting. Shareholders should direct their written request to the Company, Attention: Secretary, 2540 South Shore Drive, Suite 210, League City, Texas 77573.


                                BY ORDER OF THE BOARD OF DIRECTORS


                                  /s/ Alan W. Harvey, President

Dated: December 30, 1996        Alan W. Harvey, President

                                    EXHIBIT A

                          BASIC NATURAL RESOURCES, INC.

                                     PART I

AMENDMENT TO ARTICLE SECOND OF THE RESTATED AND AMENDED
ARTICLES OF INCORPORATION TO ADD THE FOLLOWING PARAGRAPHS:

(1) Each share of the Corporation's Common Stock, $.00005 par value issued and outstanding immediately prior to the time of effectiveness of this Amendment to the Amended and Restated Articles of Incorporation of the Corporation (the "Effective Time") is hereby reclassified and shall be split and converted into one (1) share of the Corporation's Common Stock, $.003 par value (shares of Common Stock issued and outstanding immediately prior to the Effective Time being hereinafter called "Old Shares" and shares of Common Stock issued and outstanding at and after the Effective Time being hereinafter called "New Shares"); provided, however, that with respect to each holder of Old Shares such reclassification, split and conversion shall be effected on the basis of the total number of Old Shares held by such holder, and if such reclassification, split and conversion would result in any holder of Old Shares becoming the holder of a fractional share interest in a New Share, then the number of New Shares into which such holder's Old Shares are split and converted shall be rounded upward to the nearest whole share.

(2) Each holder of certificates representing Old Shares shall be entitled, upon surrender of such certificates to the Corporation or any transfer or exchange agent for cancellation, to receive a new certificate or certificates representing the number of fully paid and nonassessable New Shares into which such Old Shares have been reclassified, split and converted. Until so presented and surrendered, certificates for Old Shares shall, except as provided in the following sentence, be deemed for all purposes to evidence the ownership of the number of New Shares into which such Old Shares have been reclassified, split and converted pursuant to paragraph 1 hereof. The holder of any certificate for Old Shares shall not be paid any distributions payable on the Common Stock to which such holder shall otherwise be entitled until such holder surrenders such certificate in exchange for a certificate or certificates representing New Shares.

AMENDMENT TO FIRST PARAGRAPH OF ARTICLE SECOND OF THE RESTATED AND AMENDED ARTICLES OF INCORPORATION TO READ AS FOLLOWS:

     The total number of shares of Capital Stock of all classes which the Corporation shall have authority to issue is Thirty Five Million (35,000,000) shares, divided into Twenty Five Million (25,000,000) shares of Common Stock, $.003 par value, and Ten Million (10,000,000) shares of Preferred Stock, $1.00 par value. No share shall be issued until it has been paid for, and all shares, when and as issued, shall thereafter be nonassessable. Each outstanding share of Common Stock shall be entitled to one vote on each matter submitted to a vote of shareholders.

                          BASIC NATURAL RESOURCES, INC.
                           2540 South Shore Boulevard
                                    Suite 210
                            League City, Texas 77573

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Alan W. Harvey and Christine N. Cronau as Proxies, each with power to appoint his substitute, to represent and to vote on behalf of the undersigned all shares of Common Stock which the undersigned is entitled to vote at the Annual Meeting of Shareholders scheduled to be held at the principal executive offices of Basic Natural Resources, Inc., League City, Texas, on January 10, 1997, and to any and all adjournments thereof, will all powers the undersigned would possess if personally present and particularly with respect to Proposals 1,2 and 3, in their discretion, upon such other business as may properly come before the meeting. This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted "FOR" Proposals 1, 2 and 3, and in accordance with the best judgment of the proxies on any other matters which may properly come before the meeting.

1.   ELECTION OF DIRECTORS
     NOMINEES:  Alan W. Harvey, Edward S. Fleming and Mark F. Walz (INSTRUCTION:
     To withhold authority to vote for any individual nominee, write that nominee's name in the space below.)



 [ ]   FOR all nominees listed, except    [ ]   WITHHOLD AUTHORITY
       as marked to the contrary                to vote for all nominees listed

2.       RECAPITALIZATION PROPOSAL

         [   ]    FOR               [   ]   AGAINST           [   ]    ABSTAIN

3.       APPROVE AND RATIFY THE SELECTION OF SMITH & COMPANY,
         AS THE CORPORATION'S INDEPENDENT AUDITORS

         [   ]    FOR               [   ]   AGAINST           [   ]    ABSTAIN

         TO TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING
          OR ANY ADJOURNMENT OF THE MEETING.


DATED:
                                                         (Signature)


                           (Signature if held jointly)

               Please sign exactly as name appears in type. When the shares are held for joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sing in partnership name by authorized person. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.